GALAXY GAMING, INC.

BASIS OF PRESENTATION FOR THE UNAUDITED PRO FORMA

COMBINED CONDENSED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

The accompanying unaudited pro forma combined condensed financial statements illustrate the pro forma effect of the PTG Acquisition and all financing related to the PTG Acquisition on the registrant Galaxy Gaming, Inc.’s financial position and results of operations.

The unaudited pro forma combined condensed balance sheet as of September 30, 2011 is based on the historical balance sheets of Galaxy Gaming, Inc., Prime Table Games, LLC and Prime Table Games UK as of that date. The unaudited pro forma combined condensed balance sheet assumes that the PTG Acquisition and all financing related to the PTG Acquisition took place on September 30, 2011.

The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2010 is based on the historical statements of Galaxy Gaming, Inc., Prime Table Games, LLC and Prime Table Games UK for the year then ended. The unaudited pro forma combined condensed statement of operations assumes the PTG Acquisition and all financing related to the PTG Acquisition took place on January 1, 2010.

The unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 2011 is based on the historical statements of operations of Galaxy Gaming, Inc., Prime Table Games, LLC and Prime Table Games UK for the nine months then ended. The unaudited pro forma combined condensed statement of operations assumes the PTG Acquisition and all financing related to the PTG Acquisition took place on January 1, 2011.

The adjustments included in the “Assets Not Acquired and the Liabilities Not Assumed” column on the Unaudited Pro Forma Combined Condensed Balance Sheet represent the Prime Table Gaming assets and liabilities that were not acquired in connection with the PTG Acquisition.

The unaudited pro forma combined condensed financial statements may not be indicative of the actual results of the PTG Acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the unaudited pro forma combined condensed financial statements are based on management’s estimated of the fair value of assets acquired; however, the actual amounts may differ. The unaudited pro forma combined condensed statements of operations may not be indicative of the actual results which would have been obtained if the transactions had occurred on January 1, 2010 or January 1, 2011.

The accompanying unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of Galaxy Gaming, Inc., Prime Table Gaming, LLC and Prime Table Gaming UK.

The unaudited pro forma combined condensed financial statements have been prepared using the acquisition method of accounting for a business combination. The historical financial information has been adjusted to give effect to matters that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the statement of operations, are also expected to not have a continuing impact on the operating results of the combined company.

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GALAXY GAMING, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

AS OF SEPTEMBER 30, 2011

ASSETS	Galaxy Gaming, Inc.	Prime Table Games	Assets Not Acquired and Liabilities Not Assumed		Galaxy Gaming Pro Forma Adjustments		Pro Forma Combined Company
Current Assets
Cash	$120,900	$1,304,186	$(1,304,186)	A	$—		$120,900
Accounts receivable – trade, net	321,772	643,582	(643,582)	A	—		321,772
Miscellaneous receivables	60,396	—	—		—		60,396
Prepaid expenses	37,581	—	—		—		37,581
Inventory	177,815	—	—		—		177,815
Total Current Assets	718,464	1,947,768	(1,947,768)		—		718,464

Property and equipment, net	50,712	137	(137)	A	—		50,712

Other Assets
Intangible assets, net	442,125	649,801	—		19,409,199	C
					1,091,000	C	21,592,125
Note receivable – related party	385,823	—	—		—		385,823
Products leased and held for lease, net	38,769	—	—		—		38,769
Other assets	15,396	—	—		—		15,396
Total Other Assets	882,113	649,801	—		20,500,199		22,032,113

TOTAL ASSETS	$1,651,289	$2,597,706	$(1,947,905)		$20,500,199		$22,801,289

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$181,269	$115,119	(115,119)	A	$—		$181,269
Accrued expenses and taxes	297,930	161,555	(161,555)	A	—		297,930
Deferred revenue	217,681	—	—		—		217,681
Total Current Liabilities	696,880	276,674	(276,674)		—		696,880

Long-term Liabilities
Notes payable – related party	2,813	—	—				2,813
Note payable, net	1,154,658	—	—		22,200,000	C
					(1,530,000)	C	21,824,658

TOTAL LIABILITIES	1,854,351	276,674	(276,674)		20,670,000		22,524,351

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT), NET	(203,062)	2,321,032	(1,671,231)	B	(169,801)	C	276,938

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,651,289	$2,597,706	$(1,947,905)		$20,500,199		$22,801,289

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GALAXY GAMING, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Galaxy Gaming, Inc.	Prime Table Games	Prime Table Games Pro Forma Adjustments		Galaxy Gaming, Inc. Pro Forma Adjustments		Pro Forma Combined Company
Revenue
Product leases and royalties	$2,950,157	$2,630,495	$(54,043)	D	$—		$5,526,609
Product sales and services	104,699	—	—		—		104,699
Total Revenue	3,054,856	2,630,495	(54,043)		—		5,631,308

Costs and Expenses
Costs of ancillary products and assembled components	135,738	—	—		—		135,738
Selling, general and administrative	2,642,319	862,245	(461,662)	E	—		3,042,902
Research and development	285,310	—	—		—		285,310
Depreciation	12,833	12,184	(12,184)	F	—		12,833
Amortization	26,258	16,677	(16,677)	F	1,540,033	I	1,566,291
Total Costs and Expenses	3,102,458	891,106	(490,523)		1,540,033		5,043,074
Income (Loss) From Operations	(47,602)	1,739,389	436,480		(1,540,033)		588,234

Other Income (Expense)
Interest income	26,150	—	—		—		26,150
Interest expense	(114,409)	—	—		(290,938)	J	(405,347)
Other income	—	6,995,359	(6,995,359)	G	—		—
Total Other Income (Expense)	(88,259)	6,995,359	(6,995,359)		(290,938)		(379,197)

Income (Loss) before Provision for Income Taxes	(135,861)	8,734,748	(6,558,879)		(1,830,971)		209,037
Provision for Income Taxes	—	—	—		—		—

Net Income (Loss)	$(135,861)	$8,734,748	$(6,558,879)		$(1,830,971)		$209,037
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GALAXY GAMING, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER, 2011

	Galaxy Gaming, Inc.	Prime Table Games	Prime Table Games Pro Forma Adjustments		Galaxy Gaming, Inc. Pro Forma Adjustments		Pro Forma Combined Company
Revenue
Product leases and royalties	$2,226,205	$2,036,488	$(54,521)	D	$—		$4,208,172
Product sales and services	37,874	—	—		—		37,874
Total Revenue	2,264,079	2,036,488	(54,521)		—		4,246,046

Costs and Expenses
Costs of ancillary products and assembled components	61,628	—	—		—		61,628
Selling, general and administrative	2,351,569	382,150	(72,126)	H	(18,000)	H	2,643,593
Research and development	225,060	—	—		—		225,060
Depreciation	13,757	6,007	(6,007)	F	—		13,757
Amortization	24,496	16,235	(16,235)	F	1,155,025	I	1,179,521
Total Costs and Expenses	2,676,510	404,392	(94,368)		1,137,025		4,123,559
Income (Loss) From Operations	(412,431)	1,632,096	39,847		(1,137,025)		122,487

Other Income (Expense)
Interest income	18,696	—	—		—		18,696
Interest expense	(69,515)	—	—		(353,148)	J	(422,663)
Other income	—	—	—		—		—
Total Other Income (Expense)	(50,819)	—	—		(353,148)		(403,967)

Income (Loss) before Provision for Income Taxes	(463,250)	1,632,096	39,847		(1,490,173)		(281,480)
Provision for Income Taxes	—	—	—		—		—

Net Income (Loss)	$(463,250)	$1,632,096	$39,847		$(1,490,173)		$(281,480)

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GALAXY GAMING, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED CONSENSED FINANCIAL STATEMENTS

  This adjustment represents certain assets and liabilities not acquired by Galaxy Gaming, Inc. as a part of the Purchase Agreement.

  This amount represents the total impact of item A. The offset for these items is accumulated.

  The following table presents the historical value at September 30, 2011 and the fair value of assets acquired and liabilities assumed at the acquisition date based on a final appraisal and the resulting pro forma adjustments:

	Fair Value Based on Final Appraisal	Historical Value as of September 30, 2011	Pro Forma Adjustments
Consideration:
Common stock	$480,000
Notes payable	22,200,000
Fair value of total consideration transferred	22,680,000

Recognized amounts of identifiable assets assumed as of October 4, 2011:
Trademarks	$2,740,000	$—	$2,740,000
Patents Non-compete agreement	13,259,000 660,000	649,801-	12,609,199 660,000
Customer relationships	3,400,000	—	3,400,000
Total Assets	20,059,000	649,801	19,409,199

Debt discount	1,530,000	—	1,530,000
Total Liabilities	1,530,000	—	1,530,000

Total identifiable net assets	$21,589,000	$649,801	$20,939,199

Goodwill	$1,091,000

  Amounts represent activity based fees for internet content not acquired.

  Amounts represent legal expenses related to the Shuffle Master, Inc. litigation.

  This adjustment is to remove depreciation and amortization expenses of assets not required.

  This amount represents the removal of the Shuffle Master, Inc. settlement income.

  Adjustment represents legal expenses incurred related to the execution of the Purchase Agreement between Prime Table Games and Galaxy Gaming, Inc.

  Amount represents amortization expense related to intangible assets acquired

  This amount represents interest expense, net of debt discount amortization, on notes payable to PTG.
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Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

August 2, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Galaxy Gaming, Inc.

Las Vegas, Nevada

To Whom It May Concern:

Silberstein Ungar, PLLC hereby consents to the use in the Form 8-K, Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934, filed by Galaxy Gaming, Inc. of our report dated August 2, 2012, relating to the combined financial statements of Prime Table Games, LLC and Prime Table Games UK, as of and for the years ending December 31, 2010 and 2009.

Sincerely,

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC

Bingham Farms, Michigan

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